                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): FEBRUARY 28, 2001



                          COMMUNITY FINANCIAL CORP.
           (Exact name of registrant as specified in its charter)


    ILLINOIS                       0-26292                     37-1337630
 (State or other              (Commission File              (I.R.S. Employer
 jurisdiction of                   Number)                   Identification
  organization)                                                  Number)


     240 E. CHESTNUT STREET
     OLNEY, ILLINOIS                                           62450-2295
     (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code: (618) 395-8676




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On March 1, 2001, Community Financial Corp., an Illinois corporation (the "Company"), completed the sale of all of the issued and outstanding shares of capital stock of The Egyptian State Bank ("Egyptian") and MidAmerica Bank of St. Clair County ("MidAmerica"). Egyptian was purchased by Midwest Community Bancshares, Inc. for $4,200,000 in cash. MidAmerica was purchased by First National Bank of St. Louis for $3,700,000 in cash. The consideration payable pursuant to the transaction was determined through arms'-length negotiations between the parties.

                  The Company will retain the cash proceeds of the sale of Egyptian and MidAmerica as working capital.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements of businesses acquired.  Not
                           -------------------------------------------
applicable.

                  (b)      Pro forma financial  information.  The following
                           --------------------------------
unaudited pro forma combined financial statements of the Company are filed herewith:

                  Unaudited Pro Forma Condensed Balance Sheet as of September 30, 2000
                  Unaudited Pro Forma Condensed Statement of Operations as of September 30, 2000

                  (c)      Exhibits.  See Exhibit Index.
                           --------



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                       PRO FORMA FINANCIAL INFORMATION
                       -------------------------------

                  The following pro forma financial information is not intended to be indicative of the actual results had these transactions occurred as of the dates indicated below nor do they purport to indicate results which may be attained in the future. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including its consolidated financial statements as of and for the nine months ended September 30, 2000, included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed with the Securities and Exchange Commission.


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

                                       UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                                AS OF SEPTEMBER 30, 2000
                                                 (Dollars in thousands)

                                                          Egyptian       Notes to  Mid-America     Notes to
                                            Historical   Pro Forma       Egyptian   Pro Forma     Mid-America  Pro Forma
                                               CFIC      Adjustment     Adjustment  Adjustment     Adjustment    CFIC
                                            ----------   ----------     ---------- -----------    -----------  ---------
Assets:
       Cash and cash equivalents            $  12,899     $  2,268          (1a)    $     (33)        (1b)    $  15,134
       Securities available for sale           57,572      (15,812)          (2)       (6,455)         (2)       35,305
       Securities held to maturity              1,209            0                          0                     1,209
       Mortgage-backed securities              30,368         (306)          (2)            0                    30,062
       Loans receivable, net                  176,407      (18,134)          (2)      (16,539)         (2)      141,734
       Foreclosed real estate, net                535            0                        (46)         (2)          489
       Accrued interest receivable              2,932         (366)          (2)         (180)         (2)        2,386
       Premises and equipment, net              7,376         (655)          (2)       (1,482)         (2)        5,239
       Prepaid income taxes                       664            1           (2)          (81)         (2)          584
       Deferred income taxes                      958          (63)          (2)         (242)         (2)          653
       Goodwill                                 4,275       (1,850)          (2)       (1,786)         (2)          639
       Other assets                               672          (66)          (2)          (76)         (2)          530
                                            ---------     --------                  ---------                 ---------
                Total Assets                $ 295,867     $(34,983)                 $ (26,920)                $ 233,964
                                            =========     ========                  =========                 =========

Liabilities:
       Deposits                             $ 235,199     $(32,861)          (2)    $ (25,440)         (2)    $ 176,898
       Federal Home Loan Bank advances         20,291         (700)          (2)            0                    19,591
       Repurchase agreements                    4,642            0                          0                     4,642
       Escrow                                      51            0                          0                        51
       Accrued interest payable                   784         (170)          (2)         (150)         (2)          464
       Other liabilities                          835         (127)          (2)          (78)         (2)          630
                                            ---------     --------                  ---------                 ---------
               Total Liabilities            $ 261,802     $(33,858)                 $ (25,668)                $ 202,276
                                            ---------     --------                  ---------                 ---------

Stockholder equity:
       Common stock                         $      26     $      0                  $       0                 $      26
       Additional paid-in capital              25,641            0                          0                    25,641
       Treasury stock                          (5,600)           0                          0                    (5,600)
       Unallocated ESOP shares                   (874)           0                          0                      (874)
       Shares held for MRP                        (57)           0                          0                       (57)
       Accumulated other comprehensive
               Income (loss)                   (1,703)          45           (2)           62          (2)       (1,596)
       Retained earnings                       16,632       (1,170)          (3)       (1,314)         (3)       14,148
                                            ---------     --------                  ---------                 ---------
               Total stockholder equity     $  34,065     $ (1,125)                 $  (1,252)                $  31,688
                                            ---------     --------                  ---------                 ---------
Total liabilities and stockholder equity    $ 295,867     $(34,983)                 $ (26,920)                $ 233,964
                                            =========     ========                  =========                 =========


(1)   To record the proceeds received from the sale:
      (a) Sale proceeds $4.2 million
      (b) Sale proceeds $3.7 million

(2)   To eliminate the recorded balances as of September 30, 2000.

(3)   To record a charge for impairment of goodwill as of September 30, 2000.



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

                                     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                                     (Dollars in thousands)
                                                             Egyptian        Notes to   Mid-America      Notes to
                                            Historical      Pro Forma        Egyptian    Pro Forma     Mid-America    Pro Forma
                                               CFIC         Adjustment      Adjustment  Adjustment      Adjustment      CFIC
                                            ----------      ----------      ----------  -----------    -----------    ---------
Interest Income:
       Loans                                 $ 11,635         $(1,043)          (1)       $(1,058)          (1)       $  9,534
       Other                                    4,804            (922)          (1)          (375)          (1)          3,507
                                             --------         -------                     -------                     --------
          Total interest income              $ 16,439         $(1,965)                    $(1,433)                    $ 13,041
                                             --------         -------                     -------                     --------
Interest Expense:
       Deposits                              $  7,800         $  (909)          (1)       $  (899)          (1)       $  5,992
       Borrowed funds                           1,575              (6)          (1)            (2)          (1)          1,567
                                             --------         -------                     -------                     --------
          Total interest expense             $  9,375         $  (915)                    $  (901)                    $  7,559
                                             --------         -------                     -------                     --------

Net interest income                          $  7,064         $(1,050)                    $  (532)                    $  5,482
Provision for loan losses                       2,545             (51)          (1)          (145)          (1)          2,349
                                             --------         -------                     -------                     --------
       Net interest income
         after provision                     $  4,519         $  (999)                    $  (387)                    $  3,133
Non-interest income                             1,712             (57)          (1)          (172)          (1)          1,483
Non-interest expense                            7,011            (864)          (1)          (769)          (1)          5,378
Special charge-impairment of goodwill               0          (1,170)          (2)        (1,314)          (2)         (2,484)
                                             --------         -------                     -------                     --------
       Income before taxes                   $   (780)        $  (978)                    $(1,524)                    $  1,722
Provision for (benefit from) taxes               (242)           (313)         (3a)          (488)         (3b)            559
                                             --------         -------                     -------                     --------
       Net Income                            $   (538)        $  (665)                    $(1,036)                    $  1,163
                                             ========         =======                     =======                     ========

Basic earnings per share                     $  (0.25)                                                                $   0.55
                                             ========                                                                 ========
Diluted earnings per share                   $  (0.25)                                                                $   0.55
                                             ========                                                                 ========

(1)      To eliminate the recorded balances as of September 30, 2000.

(2)      To record a charge for impairment of goodwill as of September 30, 2000.

(3)      To record the additional tax benefit that results from the elimination of the affiliates.
         (a)  $276,000
         (b)  $556,000




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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2001

                            COMMUNITY FINANCIAL CORP.



                            By     /s/ Wayne H. Benson
                                 --------------------------------------------
                                 Wayne H. Benson
                                 President and Chief Executive Officer




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                                EXHIBIT INDEX



Exhibit Number                            Description
--------------                            -----------

        99                     Press Release, dated March 1, 2001


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